McMoRan Ultra-Deep Program Update Richard C. Adkerson James R. Moffett Co-Chairman of the Board, President & CEO Co-Chairman of the Board

2 Cautionary Statement This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings. This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, exercise of preferential rights to purchase variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced by wells operated by third parties where we are a participant), oil and natural gas reserve expectations, the potential adoption of new governmental regulations, failure of third party partners to fulfill their commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to hold current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC. Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward- looking statements. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross and net unrisked potential" and "resource potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010.

McMoRan

A New Geologic Trend on the Gulf of Mexico Shelf

Buried Treasures on the Shelf

Valuable Data Points from 4 Wells Confirm Ultra-Deep Geologic Model

2007

Acquired Rights to Ultra-Deep Acreage/Prospect Inventory

2008

Successfully Deepened Blackbeard West

- Encountered 4 Hydrocarbon Bearing Sands in Miocene/Oligocene
- Deepest Well Drilled Below Mud Line in GOM
- Unlocked Potential for Major New Trend on Shelf

2009

Initiated Drilling at Davy Jones to Target Wilcox Using Data from Blackbeard West

2010

Major Discovery at Davy Jones

- High Quality Wilcox Pays on Large Structure
- Sets up Multi-Tcfe Opportunity on 20,000 Acre Block
- Initiated Design for Completion and Flow Test

Initiated Drilling at Blackbeard East

- Positive Drilling Results in Miocene Above 25,000'
- Data Indicates Opportunities for Conventional Completions Below Salt Weld Above 25,000'

2011

Davy Jones Offset Well

- Confirms Wilcox Sand Continuity 2½ Miles Away
- Encountered Tuscaloosa Sands and Cretaceous Carbonate – Additive to Resource Potential

Blackbeard East

- Encountered First Frio Hydrocarbon Bearing Sand on Shelf Offshore LA
- Sparta Sand Also Seen at Bottom of Hole

Lafitte Drilling Below Salt Weld

Completion of Engineering Design for Davy Jones Test

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4 Conceptual Model - Ultra-Deep Play McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier Data received to date from Davy Jones/Blackbeard West & East confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

5 Activities to Date Have De-risked Ultra-Deep Play Achieved Technical Feasibility of Drilling/Evaluating Below Salt Weld on Shelf Drilling Data Indicate Presence of Well-developed Reservoirs Below Salt in Shallow Water Identified 5 Hydrocarbon Bearing Geologic Sections Middle/Lower Miocene Wilcox Frio Tuscaloosa Cretaceous Carbonates High Quality Potential Reservoirs with Large Structural Features Developing Technology for High Pressure/High Temperature Completions Opportunities to Reduce Drilling Costs Identification of Conventional Completion Opportunities Prospects with Multi-Tcfe Potential

6 What's Next? Flow Testing Reserve Bookings Following Successful Flow Tests Additional Delineation Drilling Apply Model on Other Prospects Within Newly Defined Trend

McMoRan

Ultra-Deep Prospects/Potential

Buried Treasures on the Shelf

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Unrisked Potential Could Exceed 100 Tcfe



MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
ENGLAND
JOHN PAUL JONES
DAVY JONES
BLACKBEARD WEST
BONNET
QUEEN ANNE'S REVENGE
BLACKBEARD EAST (in progress)
DRAKE
BARATARIA
CAPTAIN BLOOD
LAFITTE
HOOK
MORGAN
BARBOSA
CALICO JACK
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Drilling

* Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

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8 Blackbeard West Drilling Technology of Ultra-Deep Wells Presence of Miocene/Oligocene Age Sands Below 30,000' Unlocked Potential for Major New Geologic Trend Log from Original Well Drilled by Previous Operator to 30,067' in 2006 What Have We Learned? 25,000' Offset Well to Evaluate Miocene Sands Seen at Blackbeard East Below Salt Weld Will Assess Completion of #1 Well Following Davy Jones Flow Test What's Next? MMR Successfully Deepened 3,000' and Logs Indicated 4 Hydrocarbon Bearing Sands Below 30,067' Oligocene Disturbed Zone (Section)

9 Blackbeard East Confirmed Presence of Hydrocarbon Bearing Miocene Age Sands Above 25,000' Data Indicate Conventional Completion Opportunities Available Below Salt Confirmed Presence of First Hydrocarbon Bearing Frio Sands Seen Offshore LA on Shelf - Potential New Trend for Ultra-Deep What Have We Learned? Pending Resolution of Mechanical Issue, Plan to Deepen Well to Evaluate Sparta Sands Updip Delineation Well to Evaluate Miocene Sands Seen Above 25,000' What's Next? Upper Miocene Middle Miocene Frio

10 Davy Jones Recent Data Expands Resource Potential of Davy Jones 29,000' Tuscaloosa Sand with Mid-20% Porosity Wilcox Sands with 13-15% Porosity Lower Cretaceous Carbonates Wilcox Sands with 13-20% Porosity Discovery Well Offset Well

11 Davy Jones 2 Wells Confirmed Presence of Wilcox Age Sands on Shelf & Structural Continuity Confirmed Prospectivity of Tuscaloosa Sands and Cretaceous Carbonates What Have We Learned? Completion/Flow Testing of Nos. 1 & 2 Wells New Wilcox Delineation Well on Northern Part of Structure Well to Evaluate Tuscaloosa and Lower Cretaceous Updip What's Next? Recent Data Expands Resource Potential of Davy Jones

Davy Jones Distance From Carbonate Cretaceous Fields Offshore/Onshore Mexico 12 Davy Jones Cantarell Complex Offshore Mexico 680 miles Tabasco Field Onshore Mexico

13 Davy Jones Completion Update Equipment Being Procured Includes: 25,000 psi Production Tree 25,000 psi Safety Valve 25,000 psi Blowout Preventer Specialized Tubulars Completion and Flow Test of No. 1 Well Expected by YE 2011 No. 2 Well Completion Expected to Commence in 2Q 2012 with Flow Test to Follow Both Wells Could Produce Immediately Following Successful Flow Tests 25,000 PSI BOP Design of Production Facility Davy Jones No. 1 Wellhead

DAVY JONES 2 SATELLITE SM234B DAVY JONES 1 CENTRAL PROCESS FACILITY SM230A SUBSEA TIE-IN TGP 16" PIPELINE SM235 8" PIPELINE (2.6 MILES) 16" PIPELINE (1.4 MILES) Davy Jones Field Development 14 Initial capacity: 150 MMcf/d Expandable to: 275 MMcf/d Quickly Production Facility Capacity

Early Stage Topsides Fabrication Davy Jones Jacket Assembly 15

Satellite Main Deck Fabrication 16 Early Stage Topsides Fabrication

17 Lafitte Ultra-Deep Exploration Prospect Located in 140 Feet of Water MMR WI: 72.0% MMR NRI: 58.3% Spud Date: October 3, 2010 Drilling Below 24,100' Targeting Miocene Objectives and Possibly Oligocene (Frio) Below the Salt Weld PTD: 29,950' Eugene Island Blocks 222/223/244

18 Lafitte Cross Section Disturbed Zone

19 Lafitte/Barataria/Captain Blood Cross Section Presence of Sands at Lafitte, if Confirmed, Would Enhance the Prospectivity of Barataria and Captain Blood, as They are All One Complex.

20 Summary of Ultra-Deep Geologic Findings to Date

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects 21 West East Velocity Anomalies Below Salt Weld Salt Weld

22 Resource Potential Identified to Date From Drilling Results Gross Resource MMR Prospect Sand Age Potential Share Blackbeard West Miocene 2.4 1.3 Oligocene 2.0 1.1 Blackbeard East Miocene 0.8 0.4 Frio 0.5 0.3 Davy Jones #1 & #2 Wilcox 4.4 2.1 Tuscaloosa 1.6 0.8 Lower Cretaceous 0.7 0.3 Barbosa Miocene 2.0 1.2 TOTAL 14.4 7.5 A portion of this section on this prospect has not yet been drilled. 900 Bcfe of resource potential based on cross correlation of velocity anomaly seen at Blackbeard East. ~1 Tcfe of resource potential based on cross correlation to Blackbeard East that has not yet been drilled at Blackbeard West. Prospect has not yet been drilled. Resource potential based on cross correlation of velocity anomaly seen at Blackbeard East. NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential," which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement. (Tcfe) (Tcfe) (1) (2) (3)

McMoRan

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

Buried Treasures on the Shelf

($ in billions)



F&D Cost: $1.50/Mcfe*
Breakeven Price: ~$2.50/Mcf
For 15% IRR
Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.8
$2.9
$3.9
$4.9
$6.0

Price Case	$4/Mcf	$5/Mcf	$6/Mcf	$7/Mcf	$8/Mcf
PV Value in Ground	$0.91/Mcf	$1.43/Mcf	$1.94/Mcf	$2.46/Mcf	$2.98/Mcf

** Assumes each well costs $200 mm to drill/complete and 200 Bcfe EUR per well. Well cost could differ depending upon depths of targets, casing programs and other factors. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.*

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

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24 Conclusion Substantial Value in Data Gained to Date Multiple Near-term Catalysts Could Enhance Value Drilling Results Flow Testing Opportunities to Unlock Additional Value from Acreage/Prospect Inventory